UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The unaudited pro forma condensed consolidated financial statements of Occidental Petroleum Corporation (Occidental) have been derived from our historical consolidated financial statements and are being presented to give effect to the spin-off of California Resources Corporation (California Resources) into an independent, publicly traded company. Effective with the filing of the Occidental Petroleum Corporation Form 10-K for the period ending December 31, 2014, California Resources Corporation will be reported as a discontinued operation of Occidental Petroleum Corporation. The unaudited pro forma condensed consolidated balance sheet has been prepared as though the spin-off of California Resources Corporation occurred on September 30, 2014. The unaudited pro forma condensed consolidated income statements have been prepared as though the spin-off of California Resources Corporation occurred on January 1, 2014. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and accompanying notes.
The pro forma adjustments are based on available information and assumptions management believes are factually supportable and for income statement purposes recurring in nature. The pro forma adjustments to reflect the spin-off of California Resources Corporation include:

•	Special cash distributions of $4.95 billion and $1.15 billion from California Resources Corporation to Occidental Petroleum Corporation in connection with the separation.

•	The distribution of at least 80.1% of California Resources Corporation common stock to Occidental shareholders.

•	Occidental Petroleum Corporation's remaining investment in California Resources Corporation's common stock.

•	Costs incurred in connection with the separation of California Resources Corporation.

•	Change in the unitary tax rate as a result of the separation of California Resources Corporation.
No adjustments have been made for the costs of operating after the separation of California Resources Corporation, the potentially dilutive impact of changes to stock-based compensation resulting from the Employee Matters Agreement executed in connection with the separation, the use of proceeds from the special cash distribution from California Resources Corporation and any working capital adjustments to be determined after the separation as the impact of these items are not factually supportable at this time.
The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what our financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations.

OCCIDENTAL PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30, 2014
(Amounts in millions, except per-share amounts)

	Historical	Separation of California Resources	Pro Forma Adjustments		Pro Forma
REVENUES AND OTHER INCOME
Net sales	$18,359	(3,354)	—		$15,005
Interest, dividends, and other income	107	1	—		108
Gain on sale of equity instruments	520	—	—		520
	18,986	(3,353)	—		15,633

COSTS AND OTHER DEDUCTIONS
Cost of sales	9,880	(1,753)	—		8,127
Selling, general, and administrative and other operating expenses	1,327	(226)	(25)	(a)	1,076
Asset impairments	471	—	—		471
Taxes other than on income	593	(163)	—		430
Exploration expense	162	(71)	—		91
Interest and debt expense, net	52	6	—		58
	12,485	(2,207)	(25)		10,253

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	6,501	(1,146)	25		5,380
Provision for domestic and foreign income taxes	(2,706)	404	42	(b)	(2,260)
Income from equity investments	243	—	—		243
INCOME FROM CONTINUING OPERATIONS	4,038	(742)	67		3,363
Discontinued operations, net	(1)	742	—		741
NET INCOME	4,037	—	67		4,104
Less: Net income attributable to noncontrolling interest	(8)	—	—		(8)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$4,029	—	67		$4,096
BASIC EARNINGS PER COMMON SHARE (attributable to common stock)
Income from continuing operations	$5.13				$4.28
Discontinued operations, net	—				0.94
BASIC EARNINGS PER COMMON SHARE	$5.13				$5.22

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$5.13				$4.27
Discontinued operations, net	—				0.94
DILUTED EARNINGS PER COMMON SHARE	$5.13				$5.21
DIVIDENDS PER COMMON SHARE	$2.16				$2.16
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OCCIDENTAL PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30, 2013
(Amounts in millions, except per-share amounts)

	Historical	Separation of California Resources	Pro Forma Adjustments	Pro Forma
REVENUES AND OTHER INCOME
Net sales	$18,283	(3,205)	—	$15,078
Interest, dividends, and other income	89	—	—	89
Gain on sale of equity instruments	131	—	—	131
	18,503	(3,205)	—	15,298

COSTS AND OTHER DEDUCTIONS
Cost of sales	9,531	(1,650)	—	7,881
Selling, general, and administrative and other operating expenses	1,347	(185)	—	1,162
Taxes other than on income	568	(141)	—	427
Exploration expense	196	(81)	—	115
Interest and debt expense, net	93	12	—	105
	11,735	(2,045)	—	9,690

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	6,768	(1,160)	—	5,608
Provision for domestic and foreign income taxes	(2,782)	410	—	(2,372)
Income from equity investments	288	—	—	288
INCOME FROM CONTINUING OPERATIONS	4,274	(750)	—	3,524
Discontinued operations, net	(14)	750	—	736
NET INCOME	$4,260	—	—	$4,260
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$5.30			$4.37
Discontinued operations, net	(0.02)			0.91
BASIC EARNINGS PER COMMON SHARE	$5.28			$5.28

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$5.30			$4.37
Discontinued operations, net	(0.02)			0.91
DILUTED EARNINGS PER COMMON SHARE	$5.28			$5.28
DIVIDENDS PER COMMON SHARE	$1.92			$1.92
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OCCIDENTAL PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2013
(Amounts in millions, except per-share amounts)

	Historical	Separation of California Resources	Pro Forma Adjustments	Pro Forma
REVENUES AND OTHER INCOME
Net sales	$24,455	(4,285)	—	$20,170
Interest, dividends, and other income	106	1	—	107
Gain on sale of equity instruments	1,175	—	—	1,175
	25,736	(4,284)	—	21,452

COSTS AND OTHER DEDUCTIONS
Cost of sales	7,562	(1,065)	—	6,497
Selling, general, and administrative and other operating expenses	1,801	(257)	—	1,544
Depreciation, depletion and amortization	5,347	(1,144)	—	4,203
Asset impairments and related items	621	—	—	621
Taxes other than on income	749	(185)	—	564
Exploration expense	256	(116)	—	140
Interest and debt expense, net	118	14	—	132
	16,454	(2,753)	—	13,701

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	9,282	(1,531)	—	7,751
Provision for domestic and foreign income taxes	(3,755)	541	—	(3,214)
Income from equity investments	395	—	—	395
INCOME FROM CONTINUING OPERATIONS	5,922	(990)	—	4,932
Discontinued operations, net	(19)	990	—	971
NET INCOME	$5,903	—	—	$5,903
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$7.35			$6.12
Discontinued operations, net	(0.02)			1.21
BASIC EARNINGS PER COMMON SHARE	$7.33			$7.33

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$7.34			$6.12
Discontinued operations, net	(0.02)			1.20
DILUTED EARNINGS PER COMMON SHARE	$7.32			$7.32
DIVIDENDS PER COMMON SHARE	$2.56			$2.56
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OCCIDENTAL PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2012
(Amounts in millions, except per-share amounts)

	Historical	Separation of California Resources	Pro Forma Adjustments	Pro Forma
REVENUES AND OTHER INCOME
Net sales	$24,172	(4,072)	—	$20,100
Interest, dividends, and other income	81	(1)	—	80
	24,253	(4,073)	—	20,180

COSTS AND OTHER DEDUCTIONS
Cost of sales	7,844	(1,314)	—	6,530
Selling, general, and administrative and other operating expenses	1,602	(236)	—	1,366
Depreciation, depletion and amortization	4,511	(926)	—	3,585
Asset impairments and related items	1,751	(41)	—	1,710
Taxes other than on income	680	(167)	—	513
Exploration expense	345	(148)	—	197
Interest and debt expense, net	130	24	—	154
	16,863	(2,808)	—	14,055
				—
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	7,390	(1,265)	—	6,125
Provision for domestic and foreign income taxes	(3,118)	459	—	(2,659)
Income from equity investments	363	—	—	363
INCOME FROM CONTINUING OPERATIONS	4,635	(806)	—	3,829
Discontinued operations, net	(37)	806	—	769
NET INCOME	$4,598	—	—	$4,598
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$5.72			$4.72
Discontinued operations, net	(0.05)			0.95
BASIC EARNINGS PER COMMON SHARE	$5.67			$5.67

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$5.71			$4.72
Discontinued operations, net	(0.04)			0.95
DILUTED EARNINGS PER COMMON SHARE	$5.67			$5.67
DIVIDENDS PER COMMON SHARE	$2.16			$2.16
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OCCIDENTAL PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2011
(Amounts in millions, except per-share amounts)

	Historical	Separation of California Resources	Pro Forma Adjustments	Pro Forma
REVENUES AND OTHER INCOME
Net sales	$23,939	(3,938)	—	$20,001
Interest, dividends, and other income	180	4	—	184
	24,119	(3,934)	—	20,185

COSTS AND OTHER DEDUCTIONS
Cost of sales	7,385	(1,074)	—	6,311
Selling, general, and administrative and other operating expenses	1,523	(211)	—	1,312
Depreciation, depletion and amortization	3,591	(675)	—	2,916
Taxes other than on income	605	(143)	—	462
Exploration expense	258	(114)	—	144
Interest and debt expense, net	298	24	—	322
	13,660	(2,193)	—	11,467

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	10,459	(1,741)	—	8,718
Provision for domestic and foreign income taxes	(4,201)	628	—	(3,573)
Income from equity investments	382	—	—	382
INCOME FROM CONTINUING OPERATIONS	6,640	(1,113)	—	5,527
Discontinued operations, net	131	1,113		1,244
NET INCOME	$6,771	—	—	$6,771
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$8.16			$6.79
Discontinued operations, net	0.16			1.53
BASIC EARNINGS PER COMMON SHARE	$8.32			$8.32

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$8.16			$6.79
Discontinued operations, net	0.16			1.53
DILUTED EARNINGS PER COMMON SHARE	$8.32			$8.32
DIVIDENDS PER COMMON SHARE	$1.84			$1.84
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OCCIDENTAL PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2014
(Amounts in millions)

	Historical	Separation of California Resources	Pro Forma Adjustments		Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$2,897	(105)	1,150	(c)	$3,942
Restricted Cash	—	—	4,950	(c)	4,950
Trade receivables, net	4,960	(441)	—		4,519
Inventories	1,359	(72)	—		1,287
Other current assets	1,291	(236)	—		1,055
Total current assets	10,507	(854)	6,100		15,753
INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,544	—	—		1,544
PROPERTY, PLANT, AND EQUIPMENT
Total Property, plant, and equipment	94,771	(22,680)	—		72,091
Accumulated depreciation, depletion, and amortization	(36,306)	7,868	—		(28,438)
	58,465	(14,812)	—		43,653

INVESTMENT IN CALIFORNIA RESOURCES COMPANY	—	—	997	(d)	997
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	994	(34)	—		960
TOTAL ASSETS	$71,510	(15,700)	7,097		$62,907

CURRENT LIABILITIES
Short-term borrowings	$1,599	—	—		$1,599
Accounts payable	5,511	(584)	—		4,927
Accrued liabilities	2,337	(259)	—		2,078
Domestic and foreign income taxes	74	—	—		74
Total current liabilities	9,521	(843)	—		8,678
LONG-TERM DEBT, NET	6,837	—	—		6,837
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	7,634	(3,107)	(42)	(b)	4,485
Other	3,433	(546)	—		2,887
	11,067	(3,653)	(42)		7,372

STOCKHOLDERS' EQUITY
Common stock, at par value	178	—	—		178
Treasury stock	(8,146)	—	—		(8,146)
Additional paid-in capital	7,570	—	—		7,570
Retained earnings	44,166	(11,204)	7,139	(e)	40,101
Accumulated other comprehensive loss	(289)	—	—		(289)
Total equity attributable to common stock	43,479	(11,204)	7,139		39,414
Noncontrolling interest	606	—	—		606
Total Equity	44,085	(11,204)	7,139		40,020
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$71,510	(15,700)	7,097		$62,907
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

a.
Reduction of separation costs incurred related to the spin-off of California Resources Corporation. Expenses incurred primarily relate to compensation and benefits, legal, accounting, and information system costs.

b.	Represents the change in the unitary tax rate as a result of the spin-off of California Resources Corporation.

c.
Pursuant to the private letter ruling received from the Internal Revenue Service (IRS), immediately prior to the separation, California Resources Corporation distributed approximately $4.95 billion and $1.15 billion in cash primarily using the proceeds from the $5 billion in Senior Notes issued by California Resources Corporation in October 2014 and borrowings under the $1.0 billion Term Loan Facility and $2.0 billion Revolving Credit Facility. Under the terms of the IRS ruling, the proceeds from the Senior Notes will be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing, within eighteen months following the distribution.

d.
In connection with the spin-off, Occidental distributed at least 80.1% of California Resources Corporation common stock to Occidental shareholders. The remaining investment is recorded on the pro-forma balance sheet as an Investment in California Resource Corporation at cost. At year end the investment will be recorded at fair value as an available for sale asset with any unrealized gains or losses included in accumulated other comprehensive income. Occidental will dispose of this investment within eighteen months following the spin-off.

e.	Stockholders’ equity was adjusted as a result of adjustments (b), (c) and (d).